united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Wendy Wang, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2612

Date of fiscal year end: 8/31

Date of reporting period: 8/31/21

Item 1. Reports to Stockholders.

Anchor Risk Managed Credit Strategies Fund

Advisor Class (ATCAX)

Institutional Class (ATCSX)

Anchor Risk Managed Equity Strategies Fund

Advisor Class (ATEAX)

Institutional Class (ATESX)

Anchor Risk Managed Global Strategies Fund

Advisor Class (ATAGX)

Institutional Class (ATGSX)

Anchor Risk Managed Municipal Strategies Fund

Advisor Class (ATAMX)

Institutional Class (ATMSX)

Annual Report

August 31, 2021

1-844-594-1226

www.anchorcapitalfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Anchor Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.

Member FINRA

Anchor Risk Managed Credit Strategies Fund

Annual Shareholder Report

August 31, 2021

It is our pleasure to present the annual report for the Anchor Risk Managed Credit Strategies Fund for the fiscal year ended August 31, 2021. On behalf of the entire team at Anchor Capital, we would like to thank you for your investment in the Fund.

Performance

Concentrated vaccination programs, continued support from global central banks and loose monetary policy provided a favorable tailwind to the high yield market as they continued their arduous recovery from the lasting damages of COVID-19. As the markets marched towards all-time highs, questions started to arise concerning the Federal Reserve’s sustained involvement and the impact on the economy. Inflation levels not seen in decades have caught investors off guard, forcing them to rethink their portfolio composition.

The Institutional Class gained 4.57% for the fiscal year ended August 31, 2021, slightly underperforming the HFRX Absolute Return Index1 and the Morningstar Nontraditional Bond Category. The HFRX Absolute Return Index returned 4.78%, and the Morningstar Nontraditional Bond Category returned 5.44%.

Market and Fund Performance Commentary

Volatility remained elevated as we entered the final quarter of 2020. The highly-contested election coupled with the sensitive recovering economy left a lot of uncertainty on the table for investors. Stimulus talks began to stall out as the focus shifted towards election campaign efforts. COVID-19 began to mutate and prove resilient to the latest vaccine, which halted the economy reopening. As a result, the market quickly dropped throughout September and October- posting the first negative months since the March 2020 meltdown.

As the election results became apparent, the market quickly reversed course and continued its uptrend higher. The prospect of additional stimulus with a clear path to get it done put the market at ease with furthered government support. The focus began to shift back to virus production and administration, which led to slow containment of the virus. As the numbers of COVID-19 cases came down, the economy reopened, and economic activity rapidly picked up. Ongoing stimulus plans, the unwind of pent-up demand, and substantial supply-chain disruptions throughout the global economy increased expectations for higher inflation.

5545-NLD-09292021	www.anchor-capital.com	15 Enterprise, Suite 450 Aliso Viejo, CA 92656 USA (800) 290-8633 main (949) 382-1497 fax

Market Outlook

As we enter the final quarter of 2021, the impression of the Federal Reserve tightening monetary policy into a slowing recovery has increased the overall risk in the equity market. As inflation continues to run well-above the Federal Reserve’s target, the risk of a rising rate environment paired with historical highs in valuations leaves many wondering what to do with their portfolio allocations. With cash yielding near-to-nothing and inflation hovering at 5%, there are not many places to hide. In addition, the Federal Reserve’s swelling balance sheet and the issue of paying it off is becoming a concern. The Biden Administration plans to increase individual and corporate tax rates to fund the next stimulus plan could produce volatility and uncertainty in the markets. We believe this type of volatility and uncertainty is well-suited for risk managed strategies, and specifically the Fund.

Eric Leake, CMT	Garrett Waters
President, Anchor Capital	CEO, Anchor Capital

[1]	The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

5545-NLD-09292021	www.anchor-capital.com	15 Enterprise, Suite 450 Aliso Viejo, CA 92656 USA (800) 290-8633 main (949) 382-1497 fax

Anchor Risk Managed Equity Strategies Fund

Annual Shareholder Report

August 31, 2021

It is our pleasure to present the annual report for the Anchor Risk Managed Equity Strategies Fund for the fiscal year ended August 31, 2021. On behalf of the entire team at Anchor Capital, we would like to thank you for your investment in the Fund.

Performance

Concentrated vaccination programs, continued support from global central banks and loose monetary policy provided a positive tailwind to the equity markets as they continued their arduous recovery from the lasting damages of COVID-19. As the markets marched towards all-time highs, questions started to arise concerning the Federal Reserve’s sustained involvement and the impact on the economy. Inflation levels not seen in decades have caught investors off guard, forcing them to rethink their portfolio composition.

The Advisor Class gained 15.85% for the fiscal year ended August 31, 2021, underperforming the S&P 500 Total Return Index and slightly underperforming the Morningstar Long-Short Equity Category. The S&P 500 Total Return Index1 returned 31.17%, and the Morningstar Long-Short Equity Category returned 16.98%.

Market and Fund Performance Commentary

Volatility remained elevated as we entered the final quarter of 2020. The highly-contested election coupled with the sensitive recovering economy left a lot of uncertainty on the table for investors. Stimulus talks began to stall out as the focus shifted towards election campaign efforts. COVID-19 began to mutate and prove resilient to the latest vaccine, which halted the economy reopening. As a result, the market quickly dropped throughout September and October- posting the first negative months since the March 2020 meltdown.

As the election results became apparent, the market quickly reversed course and continued its uptrend higher. The prospect of additional stimulus with a clear path to get it done put the market at ease with extended government support. The focus began to shift back to virus production and administration, which led to slow containment of the virus. As the numbers of COVID-19 cases came down, the economy reopened, and economic activity rapidly picked up. Ongoing stimulus plans, the unwind of pent-up demand and substantial supply-chain bottlenecks throughout the global economy increased expectations for higher inflation. As a result, the reflation trade benefitted as inflation fears spread throughout the economy. This led to the underperformance of the Fund against its benchmark.

5545-NLD-09292021	www.anchor-capital.com	15 Enterprise, Suite 450 Aliso Viejo, CA 92656 USA (800) 290-8633 main (949) 382-1497 fax

Market Outlook

As we enter the final quarter of 2021, the impression of the Federal Reserve tightening monetary policy into a slowing recovery has increased the overall risk in the equity market. As inflation continues to run well-above the Federal Reserve’s target, the risk of a rising rate environment paired with historical highs in valuations leaves many wondering what to do with their portfolio allocations. With cash yielding near-to-nothing and inflation hovering at 5%, there are not many places to hide. In addition, the Federal Reserve’s swelling balance sheet and the issue of paying it off is becoming a concern. The Biden Administration plans to increase individual and corporate tax rates to fund the next stimulus plan could produce volatility and uncertainty in the markets. We believe this type of volatility and uncertainty is well-suited for risk managed strategies, and specifically the Fund.

Eric Leake, CMT	Garrett Waters
President, Anchor Capital	CEO, Anchor Capital

[1]	The S&P 500 TR Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. Standard & Poor’s chooses the members companies for the S&P based on market size, liquidity, and industry group representation. Calculated intraday by S&P based on the price changes and reinvested dividends of the S&P 500 Index.

5545-NLD-09292021	www.anchor-capital.com	15 Enterprise, Suite 450 Aliso Viejo, CA 92656 USA (800) 290-8633 main (949) 382-1497 fax

Anchor Risk Managed Global Strategies Fund

Annual Shareholder Report

August 31, 2021

It is our pleasure to present the annual report for the Anchor Risk Managed Global Strategies Fund for the fiscal year ended August 31, 2021. On behalf of the entire team at Anchor Capital, we would like to thank you for your investment in the Fund.

Performance

Concentrated vaccination programs, continued support from global central banks and loose monetary policy provided a favorable tailwind to the equity markets as they continued their arduous recovery from the lasting damages of COVID-19. As the markets marched towards all-time highs, questions started to arise concerning the Federal Reserve’s sustained involvement and the impact on the economy. Inflation levels not seen in decades have caught investors off guard, forcing them to rethink their portfolio composition.

The Advisor Class gained 11.94% for the fiscal year ended August 31, 2020, underperforming the MSCI All Country World Index1 and the Morningstar Long-Short Equity Category. The MSCI All Country World Index returned 28.64%, and the Morningstar Long-Short Equity Category returned 16.98%.

Market and Fund Performance Commentary

Volatility remained elevated as we entered the final quarter of 2020. Global vaccination efforts remained muted while developed countries focused supplies on their citizens first. COVID-19 began to mutate and prove resilient to the latest vaccine, which halted the global economy reopening and further disrupted the supply chain. As a result, the market quickly dropped throughout September and October- posting the first negative months since the March 2020 meltdown.

As global vaccination efforts improved in the first quarter of 2021, economic numbers continued to surprise to the upside. The emerging markets that were hit hardest by the pandemic started to receive their first batch of vaccinations. As the spread dissipated and the emerging markets slowly reopened, a considerable rebound in economic activity occurred. As a result, emerging markets outperformed relative to developed countries during this period, leading to the Fund’s underperformance against its benchmark.

5545-NLD-09292021	www.anchor-capital.com	15 Enterprise, Suite 450 Aliso Viejo, CA 92656 USA (800) 290-8633 main (949) 382-1497 fax

Market Outlook

As we enter September 2021, the developed equity market has posted seven consecutive months of gains. This is the longest since 2017-18 and continues to push historic highs in just about every valuation metric. As inflation continues to run hot, there is the risk of a rising interest rate environment as more global central banks are tightening rates instead of cutting them. The US’s and China’s growth show signs of peaking in the recovery and will be critical in the ongoing global recovery. These factors may lead to increased volatility as future uncertainty increases amongst investors. We believe this type of volatility and uncertainty is well-suited for risk managed strategies, specifically the Fund.

Eric Leake, CMT	Garrett Waters
President, Anchor Capital	CEO, Anchor Capital

[1]	The MSCI All Country World Index is a market-capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is comprised of large and mid-capitalization stocks from both developed and emerging markets.

5545-NLD-09292021	www.anchor-capital.com	15 Enterprise, Suite 450 Aliso Viejo, CA 92656 USA (800) 290-8633 main (949) 382-1497 fax

Anchor Risk Managed Municipal Strategies Fund

Annual Shareholder Report

August 31, 2021

It is our pleasure to present the annual report for the Anchor Risk Managed Municipal Strategies Fund for the fiscal year ended August 31, 2021. On behalf of the entire team at Anchor Capital, we would like to thank you for your investment in the Fund.

Performance

Concentrated vaccination programs, continued support from global central banks and loose monetary policy provided a favorable tailwind to the municipal markets as they continued their arduous recovery from the lasting damages of COVID-19. As the markets continued to all-time highs, questions started to arise concerning the Federal Reserve’s sustained involvement and the impact on the economy. Inflation levels not seen in decades have caught investors off guard, forcing them to rethink their portfolio composition.

The Advisor Class returned 10.80% for the fiscal year ended August 31, 2021, significantly outperforming the Bloomberg Municipal Bond Index1 and the Morningstar Intermediate-Term Municipal Bond Category. The Bloomberg Municipal Bond Index returned 3.40%, and the Morningstar Intermediate-Term Municipal Bond Category returned 3.69%.

Market and Fund Performance Commentary

As the containment of COVID-19 and the reopening of the economy progressed throughout the fiscal year, municipal bonds have been a prominent benefactor. Economic activity began to recover as pent-up demand and savings unwind. In Q1 2021, the American Rescue Plan was passed and provided a windfall of $350 billion in direct aid to local municipalities. This led to continued confidence and inflows into the municipal space, with higher-yielding bonds performing strongest.

With deficit spending on par with the previous year, the Federal Reserve balance sheet continues to surpass levels never seen- leaving many investors worried about the gradual unwind and potential rising rate environment. Interest-rate volatility remained elevated throughout the year as all eyes focused on the Federal Reserve and its policy stance. Inflation fears took the headlines, as government officials assured it is only transitory due to the temporary bottleneck constraints caused by COVID-19.

5545-NLD-09292021	www.anchor-capital.com	15 Enterprise, Suite 450 Aliso Viejo, CA 92656 USA (800) 290-8633 main (949) 382-1497 fax

Market Outlook

Flows into the municipal space remain strong while supply is relatively tight. Although that will be a favorable backdrop for the sector, risk remains elevated. The $1 trillion infrastructure bill remains in a state of limbo as the debt ceiling deadline comes closer. This will remain critical to municipalities, as much of the package is in their direct benefit and would lessen municipal issuance. The current uncertainties surrounding the path of inflation and the resiliency of COVID-19 could lead to interest-rate volatility remaining elevated. Removing the proverbial “liquidity punch bowl” by the Federal Reserve may create a drag on the bond market, and rising rates could pose a threat. We believe this type of volatility and uncertainty is well-suited for risk managed strategies, specifically the Fund.

Eric Leake, CMT	Garrett Waters
President, Anchor Capital	CEO, Anchor Capital

[1]	The Bloomberg Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prefunded bonds

5545-NLD-09292021	www.anchor-capital.com	15 Enterprise, Suite 450 Aliso Viejo, CA 92656 USA (800) 290-8633 main (949) 382-1497 fax

Anchor Risk Managed Credit Strategies Fund

Portfolio Review (Unaudited)

August 31, 2021

The Fund’s Institutional Class performance figures for the periods ended August 31, 2021, compared to its benchmark:

			Since	Since
	One	Five	Inception	Inception
	Year	Years	9/29/2015*	9/11/2020**
Anchor Risk Managed Credit Strategies Fund - Institutional Class	4.57%	3.00%	3.07%	N/A
Anchor Risk Managed Credit Strategies Fund - Advisor Class	N/A	N/A	N/A	5.92%
HFRX Absolute Return Index***	4.78%	2.41%	2.21%	4.79%

*	The Institutional Class commenced operations on September 29, 2015.

**	The Advisor Class commenced operations on September 11, 2020.

***	The HFRX Absolute Return Index is designed to be representative of the overall composition of the Hedge Fund Universe. It is comprised of all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis, multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques to ensure that each index is a pure representation of its corresponding investment focus. Investors cannot invest directly in an index, and unlike the Fund, returns do not reflect any fees, expenses or sales charges.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2021 (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Institutional Class’s average daily net assets of the Fund and 2.00% of the Advisor Class’s average daily net assets of the Fund. For performance information current to the most recent month-end, please call 1-844-594-1226.

Anchor Risk Managed Credit Strategies Fund

Portfolio Review (Unaudited) (Continued)

August 31, 2021

Per the fee table in the Fund’s Prospectus dated December 29, 2020, the Fund’s Total Annual Operating Expense Ratio is 3.31% for Institutional Class and 3.06% for Advisor Class, respectively. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

PORTFOLIO COMPOSITION (Unaudited)

% of Net Assets
Exchange-Traded Funds	80.7%
Money Market Fund	9.7%
Cash & Other Assets Less Liabilities	9.6%
Total	100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

Anchor Risk Managed Equity Strategies Fund

Portfolio Review (Unaudited)

August 31, 2021

The Fund’s Institutional Class performance figures for the periods ended August 31, 2021, compared to its benchmark:

	One	Three	Since Inception	Since Inception
	Year	Years	9/6/2016 *	4/30/2020 **
Anchor Risk Managed Equity Strategies Fund - Institutional Class	15.47%	14.78%	14.47%	N/A
Anchor Risk Managed Equity Strategies Fund - Advisor Class	15.85%	N/A	N/A	27.26%
S&P 500 Total Return Index***	31.17%	18.07%	17.91%	41.25%

*	The Institutional Class commenced operations on September 6, 2016.

**	The Advisor Class commenced operations on April 30, 2020.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2021 (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Institutional Class’s average daily net assets of the Fund and 2.00% of the Advisor Class’s average daily net assets of the Fund. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s Prospectus dated December 29, 2020, the Fund’s Total Annual Operating Expense Ratio is 2.33% for Institutional Class and 2.03% for Advisor Class, respectively. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

PORTFOLIO COMPOSITION (Unaudited)

% of Net Assets
Exchange-Traded Funds	60.5%
Money Market Fund	32.5%
Cash & Other Assets Less Liabilities	7.0%
Total	100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

Anchor Risk Managed Global Strategies Fund

Portfolio Review (Unaudited)

August 31, 2021

The Fund’s Institutional Class performance figures for the periods ended August 31, 2021, compared to its benchmark:

	One	Since Inception	Since Inception
	Year	1/15/2019 *	7/15/2020 **
Anchor Risk Managed Global Strategies Fund - Institutional Class	11.76%	12.06%	N/A
Anchor Risk Managed Global Strategies Fund - Advisor Class	11.94%	N/A	12.37%
MSCI All Country World Index ***	28.64%	20.63%	32.25%

*	The Institutional Class commenced operations on January 15, 2019.

**	The Advisor Class commenced operations on July 15, 2020.

***	The MSCI All Country World Index is composed of large and mid-capitalization developed and emerging market equities. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2021 (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Institutional Class’s average daily net assets of the Fund and 2.00% of the Advisor Class’s average daily net assets of the Fund. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s Prospectus dated December 29, 2020, the Fund’s Total Annual Operating Expense Ratio is 3.03% for Institutional Class and 2.78% for Advisor Class, respectively. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

PORTFOLIO COMPOSITION (Unaudited)

% of Net Assets
Money Market Fund	73.1%
Cash & Other Assets Less Liabilities	26.9%
Total	100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

Anchor Risk Managed Municipal Strategies Fund

Portfolio Review (Unaudited)

August 31, 2021

The Fund’s Institutional Class performance figures for the periods ended August 31, 2021, compared to its benchmark:

	One	Three	Since Inception	Since Inception
	Year	Year	9/6/2016 *	7/15/2020 **
Anchor Risk Managed Municipal Strategies Fund - Institutional Class	11.52%	6.11%	3.38%	N/A
Anchor Risk Managed Municipal Strategies Fund - Advisor Class	10.80%	N/A	N/A	9.51%
Bloomberg US Municipal Bond Index***	3.40%	5.09%	3.34%	3.41%

*	The Institutional Class commenced operations on September 6, 2016.

**	The Advisor Class commenced operations on July 15, 2020.

***	The Bloomberg US Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. Investors cannot invest directly in an index or benchmark. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2021 (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Institutional Class’s average daily net assets of the Fund and 2.00% of the Advisor Class’s average daily net assets of the Fund. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s Prospectus dated December 29, 2020, the Fund’s Total Annual Operating Expense Ratio is 3.93% for Institutional Class and 3.68% for Advisor Class, respectively. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

PORTFOLIO COMPOSITION (Unaudited)

% of Net Assets
Closed-End Funds	106.8%
Money Market Fund	2.1%
Liabilities In Excess of Other Assets	(8.9)%
Total	100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

ANCHOR RISK MANAGED CREDIT STRATEGIES FUND
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Value
	EXCHANGE-TRADED FUNDS — 80.7%
	FIXED INCOME - 80.7%
210,000	iShares iBoxx High Yield Corporate Bond ETF(a)	$18,498,900
180,000	SPDR Bloomberg Barclays High Yield Bond ETF	19,800,000
		38,298,900

	TOTAL EXCHANGE-TRADED FUNDS (Cost $38,083,350)	38,298,900

	SHORT-TERM INVESTMENTS — 9.7%
	MONEY MARKET FUND - 9.7%
4,612,609	First American Government Obligations Fund, Class X, 0.03% (Cost $4,612,609)(b)	4,612,609

	TOTAL INVESTMENTS - 90.4% (Cost $42,695,959)	$42,911,509
	CASH & OTHER ASSETS LESS LIABILITIES - 9.6%	4,571,060
	NET ASSETS - 100.0%	$47,482,569

OPEN FUTURES CONTRACTS

Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
30	NASDAQ 100 E-Mini	September 2021	$9,349,500	$93,717
	TOTAL FUTURES CONTRACTS

ETF	- Exchange-Traded Fund

(a)	All or a portion of security segregated as collateral.

(b)	Rate disclosed is the seven-day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

ANCHOR RISK MANAGED EQUITY STRATEGIES FUND
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Value
	EXCHANGE-TRADED FUNDS — 60.5%
	EQUITY - 60.5%
391,775	Invesco QQQ Trust Series 1	$148,854,911
100,000	SPDR S&P 500 ETF Trust(a)	45,156,000
		194,010,911

	TOTAL EXCHANGE-TRADED FUNDS (Cost $104,516,462)	194,010,911

	SHORT-TERM INVESTMENTS — 32.5%
	MONEY MARKET FUND - 32.5%
104,189,606	First American Government Obligations Fund, Class X, 0.03% (Cost $104,189,606)(b)	104,189,606

	TOTAL INVESTMENTS - 93.0% (Cost $208,706,068)	$298,200,517
	CASH & OTHER ASSETS LESS LIABILITIES - 7.0%	22,269,551
	NET ASSETS - 100.0%	$320,470,068

OPEN FUTURES CONTRACTS

Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
250	NASDAQ 100 E-Mini	September 2021	$77,912,500	$930,810
250	S&P 500 E-Mini	September 2021	56,506,250	1,771,975
	TOTAL FUTURES CONTRACTS			$2,702,785

ETF	- Exchange-Traded Fund

(a)	All or a portion of security segregated as collateral.

(b)	Rate disclosed is the seven-day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

ANCHOR RISK MANAGED GLOBAL STRATEGIES FUND
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Value
	SHORT-TERM INVESTMENTS — 73.1%
	MONEY MARKET FUND - 73.1%
27,567,630	First American Government Obligations Fund, Class X, 0.03% (Cost $27,567,630)(a)	$27,567,630

	TOTAL INVESTMENTS - 73.1% (Cost $27,567,630)	$27,567,630
	CASH & OTHER ASSETS LESS LIABILITIES - 26.9%	10,147,795
	NET ASSETS - 100.0%	$37,715,425

OPEN FUTURES CONTRACTS

Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
125	MSCI EAFE Mini	September 2021	$14,696,875	$140,141
40	NASDAQ 100 E-Mini	September 2021	12,466,000	159,331
40	S&P 500 E-Mini	September 2021	9,041,000	586,416
	TOTAL FUTURES CONTRACTS			$885,888

(a)	Rate disclosed is the seven-day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

ANCHOR RISK MANAGED MUNICIPAL STRATEGIES FUND
SCHEDULE OF INVESTMENTS
August 31, 2021

Shares		Fair Value
	CLOSED-END FUNDS — 106.8%
	FIXED INCOME - 106.8%
40,138	BlackRock California Municipal Income Trust	$597,655
67,727	BlackRock MuniHoldings California Quality Fund, Inc.	1,072,118
56,377	BlackRock MuniYield California Fund, Inc.	869,333
70,600	BlackRock MuniYield California Quality Fund, Inc.	1,124,658
39,355	Invesco California Value Municipal Income Trust	551,364
124,332	Nuveen AMT-Free Municipal Credit Income Fund	2,261,599
141,950	Nuveen AMT-Free Quality Municipal Income Fund	2,254,166
71,659	Nuveen California AMT-Free Quality Municipal	1,186,673
132,501	Nuveen California Quality Municipal Income Fund(a)	2,120,016
98,390	Nuveen Municipal Credit Income Fund	1,711,002
101,467	Nuveen Municipal High Income Opportunity Fund(a)	1,557,518
115,680	Nuveen Municipal Value Fund, Inc.	1,361,554
123,373	Nuveen Quality Municipal Income Fund	2,007,279
		18,674,935

	TOTAL CLOSED-END FUNDS (Cost $16,424,991)	18,674,935

	SHORT-TERM INVESTMENTS — 2.1%
	MONEY MARKET FUND - 2.1%
368,454	First American Government Obligations Fund, Class X, 0.03% (Cost $368,454)(b)	368,454

	TOTAL INVESTMENTS - 108.9% (Cost $16,793,445)	$19,043,389
	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.9)%	(1,558,717)
	NET ASSETS - 100.0%	$17,484,672

(a)	All or a portion of security segregated as collateral.

(b)	Rate disclosed is the seven-day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2021

	Anchor Risk Managed	Anchor Risk	Anchor Risk	Anchor Risk Managed
	Credit Strategies	Managed Equity	Managed Global	Municipal Strategies
	Fund	Strategies Fund	Strategies Fund	Fund
ASSETS
Investment securities:
At cost	$42,695,959	$208,706,068	$27,567,630	$16,793,445
At value	$42,911,509	$298,200,517	$27,567,630	$19,043,389
Deposits with brokers:
Interactive Brokers LLC	4,229,202	38,687,556	5,105,782	300,000
Securities collateral pledge - Jefferies LLC	1,579,060	—	4,040,190	—
Receivable for Fund shares sold	335,608	489,183	209,229	157,578
Unrealized appreciation for future contracts	93,717	2,702,785	885,888	—
Dividends and interest receivable	174	2,456	597	63,822
Prepaid expenses	21,681	37,394	10,215	16,712
TOTAL ASSETS	49,170,951	340,119,891	37,819,531	19,581,501

LIABILITIES
Payable for Fund shares redeemed	1,503,929	19,066,019	22,101	2,038,772
Due to broker - Jefferies LLC	71,614	—	—	5,631
Investment advisory fees payable	57,183	458,908	47,318	19,543
Payable to related parties	8,154	28,662	6,322	5,599
Distribution (12b-1) fees payable	8,406	38,792	6,459	3,617
Accrued expenses and other liabilities	39,096	57,442	21,906	23,667
TOTAL LIABILITIES	1,688,382	19,649,823	104,106	2,096,829
NET ASSETS	$47,482,569	$320,470,068	$37,715,425	$17,484,672

Net Assets Consist Of:
Paid in capital	46,134,757	239,638,931	33,333,777	18,154,351
Accumulated earnings (deficits)	1,347,812	80,831,137	4,381,648	(669,679)
NET ASSETS	$47,482,569	$320,470,068	$37,715,425	$17,484,672
Institutional Class
Net Assets	$39,937,264	$176,805,751	$30,938,420	$15,698,697
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,698,771	11,611,157	2,489,409	1,421,287
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.80	$15.23	$12.43	$11.05

Advisor Class
Net Assets	$7,545,305	$143,664,317	$6,777,005	$1,785,975
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	698,142	9,404,935	544,133	161,748
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.81	$15.28	$12.45	$11.04

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2021

		Anchor Risk Managed	Anchor Risk	Anchor Risk Managed
	Anchor Risk Managed	Equity Strategies	Managed Global	Municipal Strategies
	Credit Strategies Fund	Fund	Strategies Fund	Fund
INVESTMENT INCOME
Dividends	$1,644,443	$1,239,384	$47,896	$932,065
Interest	3,984	70,711	12,364	866
TOTAL INVESTMENT INCOME	1,648,427	1,310,095	60,260	932,931

EXPENSES
Investment advisory fees	734,963	4,583,551	489,548	383,922
Margin interest expense	117,967	—	4,946	5,692
Distribution (12b-1) fees - Institutional Class	109,717	528,431	71,453	57,292
Administrative services fees	50,410	241,399	37,003	30,972
Accounting services fees	34,322	63,901	31,336	30,271
Registration fees	28,018	73,193	28,126	30,937
Legal fees	15,674	12,605	14,507	11,944
Transfer agent fees	15,007	33,015	16,651	18,657
Audit fees	14,996	14,996	14,975	14,995
Printing and postage expenses	13,829	41,689	7,093	7,121
Trustees’ fees and expenses	11,802	15,196	11,483	11,526
Compliance officer fees	8,948	22,248	7,429	7,374
Custodian fees	7,663	30,692	8,333	7,549
Third party administrative services fees	5,437	91,044	5,268	4,267
Insurance expense	2,123	8,739	505	994
Miscellaneous expense	3,293	6,302	4,467	3,220
TOTAL EXPENSES	1,174,169	5,767,001	753,123	626,733
Less: Fees waived by the adviser	(27,523)	—	(63,822)	(84,334)
NET EXPENSES	1,146,646	5,767,001	689,301	542,399
NET INVESTMENT INCOME (LOSS)	501,781	(4,456,906)	(629,041)	390,532

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	787,352	—	2,694,425	563,249
Distributions of capital gains from underlying investment companies	—	—	—	10,867
Futures contracts	1,178,655	4,990,911	3,099,450	—
Securities sold short	(503,677)	—	(132,866)	(15,681)
Net change in unrealized appreciation (depreciation) on:
Investments	81,060	43,553,299	(2,027,934)	1,674,362
Futures contracts	93,717	3,008,997	951,776	—
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,637,107	51,553,207	4,584,851	2,232,797

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,138,888	$47,096,301	$3,955,810	$2,623,329

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Anchor Risk Managed		Anchor Risk Managed
	Credit Strategies Fund		Equity Strategies Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$501,781	$313,420	$(4,456,906)	$(2,006,236)
Net realized gain (loss) from investments	1,462,330	2,933,684	4,990,911	(8,062,127)
Net change in unrealized appreciation (depreciation) on investments	174,777	(53,585)	46,562,296	45,108,053
Net increase in net assets resulting from operations	2,138,888	3,193,519	47,096,301	35,039,690

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class:
Distributable earnings	(696,886)	(545,344)	—	(14,948,386)
Return of capital	—	(16,249)	—	—
Advisor Class *:
Distributable earnings	(4,423)	—	—	—
Net decrease in net assets from distributions to shareholders	(701,309)	(561,593)	—	(14,948,386)

FROM SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Proceeds from shares sold	22,421,301	35,845,692	121,900,391	187,309,426
Reinvestment of dividends	680,185	555,158	—	14,642,216
Payments for shares redeemed	(28,037,080)	(18,591,088)	(190,055,053)	(132,136,675)
Advisor Class *:
Proceeds from shares sold	7,857,905	—	153,695,100	13,863,077
Reinvestment of dividends	4,423	—	—	—
Payments for shares redeemed	(409,407)	—	(40,277,224)	(20,049)
Net increase in net assets from shares of beneficial interest	2,517,327	17,809,762	45,263,214	83,657,995

TOTAL INCREASE IN NET ASSETS	3,954,906	20,441,688	92,359,515	103,749,299

NET ASSETS
Beginning of Year	43,527,663	23,085,975	228,110,553	124,361,254
End of Year	$47,482,569	$43,527,663	$320,470,068	$228,110,553

SHARE ACTIVITY
Institutional Class:
Shares sold	2,126,490	3,592,052	9,203,978	15,744,567
Shares reinvested	64,720	57,377	—	1,277,680
Shares redeemed	(2,646,572)	(1,874,273)	(13,725,823)	(11,204,445)
Net increase (decrease) in shares of beneficial interest outstanding	(455,362)	1,775,156	(4,521,845)	5,817,802

Advisor Class *:
Shares sold	736,308		10,995,832	1,167,819
Shares reinvested	421		—	—
Shares redeemed	(38,587)		(2,757,184)	(1,532)
Net increase in shares of beneficial interest outstanding	698,142		8,238,648	1,166,287

*	Advisor Class of the Anchor Risk Managed Credit Strategies Fund and Anchor Risk Managed Equity Fund commenced operations on September 11, 2020 and April 30, 2020, respectively.

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Anchor Risk Managed		Anchor Risk Managed
	Global Strategies Fund		Municipal Strategies Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$(629,041)	$(32,651)	$390,532	$363,911
Net realized gain (loss) from investments	5,661,009	(308,770)	547,568	(146,125)
Distributions of capital gains from underlying investment companies	—	—	10,867	14,498
Net change in unrealized appreciation (depreciation) on investments	(1,076,158)	1,823,529	1,674,362	(1,197,332)
Net increase (decrease) in net assets resulting from operations	3,955,810	1,482,108	2,623,329	(965,048)

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class:
Distributable earnings	(348,367)	(942,628)	(355,315)	(349,059)
Advisor Class *:
Distributable earnings	—	—	(19,154)	—
Net decrease in net assets from distributions to shareholders	(348,367)	(942,628)	(374,469)	(349,059)

FROM SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Proceeds from shares sold	18,984,230	15,249,353	8,798,770	31,991,911
Reinvestment of dividends	324,142	874,981	350,003	345,659
Payments for shares redeemed	(12,728,195)	(5,506,064)	(22,624,896)	(22,350,522)
Advisor Class *:
Proceeds from shares sold	7,356,493	11	4,484,417	10
Reinvestment of dividends	—	—	19,154	—
Payments for shares redeemed	(947,048)	—	(2,889,722)	—
Net increase (decrease) in net assets from shares of beneficial interest	12,989,622	10,618,281	(11,862,274)	9,987,058

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,597,065	11,157,761	(9,613,414)	8,672,951

NET ASSETS
Beginning of Year	21,118,360	9,960,599	27,098,086	18,425,135
End of Year	$37,715,425	$21,118,360	$17,484,672	$27,098,086

SHARE ACTIVITY
Institutional Class:
Shares sold	1,684,444	1,396,445	847,933	3,152,628
Shares reinvested	29,202	81,698	33,704	33,682
Shares redeemed	(1,100,201)	(502,143)	(2,153,310)	(2,220,283)
Net increase (decrease) in shares of beneficial interest outstanding	613,445	976,000	(1,271,673)	966,027

Advisor Class *:
Shares sold	624,426	1	426,818	1
Shares reinvested	—	—	1,781	—
Shares redeemed	(80,294)	—	(266,852)	—
Net increase in shares of beneficial interest outstanding	544,132	1	161,747	1

*	Advisor Class of the Anchor Risk Managed Global Strategies Fund and the Anchor Risk Managed Municipal Strategies Fund commenced operations on July 15, 2020.

See accompanying notes to financial statements.

Anchor Risk Managed Credit Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class *
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2021	August 31, 2020	August 31, 2019	August 31, 2018	August 31, 2017

Net asset value, beginning of year	$10.48	$9.70	$9.73	$10.06	$10.26
Activity from investment operations:
Net investment income (loss) (1)(4)(9)	0.12	0.10	0.00 (5)	(0.05)	0.23
Net realized and unrealized gain (loss) on investments	0.35	0.88	—	(0.11)	(0.01)
Total from investment operations	0.47	0.98	0.00	(0.16)	0.22
Less distributions:
From net investment income	(0.14)	(0.19)	(0.01)	(0.13)	(0.28)
From net realized gains	(0.01)	—	—	(0.04)	(0.14)
From return of capital	—	(0.01)	(0.02)	—	—
Total distributions	(0.15)	(0.20)	(0.03)	(0.17)	(0.42)
Paid-in capital from redemption fees (1)	—	—	—	0.00 (5)	0.00 (5)
Net asset value, end of year	$10.80	$10.48	$9.70	$9.73	$10.06
Total return (2)	4.57%	10.32%	(0.04)%	(1.65)%	2.22%
Net assets, end of year (000s)	$39,937	$43,528	$23,086	$40,086	$90,784
Ratio of gross expenses to average net assets including interest and dividend expense (3)(6)(8)	2.56%	3.04%	4.02%	3.94%	2.63%
Ratio of net expenses to average net assets including interest and dividend expense (3)(7)	2.50%	2.91%	3.85%	3.94%	2.63%
Ratio of net investment income (loss) to average net assets (3)(4)	1.11%	1.03%	(0.01)%	(0.49)%	2.23%
Portfolio turnover rate	727%	1,114%	1,816%	1,409%	1,009%

*	Formerly the Investor Class through July 31, 2017.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount is less than $0.005.

(6)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (3)	2.31%	2.38%	2.42%	2.22%	2.15%

(7)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (3)	2.25%	2.25%	2.25%	2.22%	2.15%

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(9)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Credit Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented.

	Advisor Class
	For the
	Period* Ended
	August 31, 2021

Net asset value, beginning of period	$10.37
Activity from investment operations:
Net investment income (1)(6)(11)	0.07
Net realized and unrealized gain on investments	0.54
Total from investment operations	0.61
Less distributions:
From net investment income	(0.16)
From net realized gains	(0.01)
Total distributions	(0.17)
Net asset value, end of period	$10.81
Total return (2)	5.92	% (3)
Net assets, end of period (000s)	$7,545
Ratio of gross expenses to average net assets including interest and dividend expense (5)(7)(9)	2.44	% (4)
Ratio of net expenses to average net assets including interest and dividend expense (5)(8)	2.33	% (4)
Ratio of net investment income to average net assets (5)(6)	0.64	% (4)
Portfolio turnover rate	727	% (10)

*	For the period September 11, 2020 (commencement of operations) through August 31, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	2.11%

(8)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	2.00%

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(10)	The portfolio turnover rate is for the entire Fund for the year ended August 31, 2021.

(11)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Equity Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class
	For the	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	August 31, 2021	August 31, 2020	August 31, 2019	August 31, 2018	August 31, 2017*

Net asset value, beginning of year/period	$13.19	$12.06	$12.13	$11.05	$10.00
Activity from investment operations:
Net investment loss (1)(6)(10)	(0.21)	(0.15)	(0.09)	(0.14)	(0.13)
Net realized and unrealized gain on investments	2.25	2.63	0.84	1.89	1.26
Total from investment operations	2.04	2.48	0.75	1.75	1.13
Less distributions:
From net realized gains	—	(1.35)	(0.82)	(0.67)	(0.09)
Total distributions	—	(1.35)	(0.82)	(0.67)	(0.09)
Paid-in capital from redemption fees (1)	—	—	—	0.00 (7)	0.01
Net asset value, end of year/period	$15.23	$13.19	$12.06	$12.13	$11.05
Total return (2)	15.47%	22.29%	7.08%	16.33%	11.48	% (3)
Net assets, end of year/period (000s)	$176,806	$212,726	$124,361	$160,260	$60,366
Ratio of gross expenses to average net assets including interest and dividend expense (5)(8)	2.07%	2.20%	2.19%	2.19%	2.40	% (4)
Ratio of net expenses to average net assets including interest and dividend expense(5)(9)	2.07%	2.20%	2.19%	2.19%	2.40	% (4)
Ratio of net investment loss to average net assets (5)(6)	(1.58)%	(1.27)%	(0.80)%	(1.25)%	(1.24	)% (4)
Portfolio turnover rate	0%	204%	1,068%	1,091%	1,576	% (3)

*	For the period September 6, 2016 (commencement of operations) through August 31, 2017.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount is less than $0.005.

(8)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	2.07%	2.11%	2.10%	2.10%	2.20%

(9)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	2.07%	2.11%	2.10%	2.10%	2.20%

(10)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Equity Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Advisor Class
	For the	For the Period
	Year Ended	Ended
	August 31, 2021	August 31, 2020*

Net asset value, beginning of year/period	$13.19	$11.07
Activity from investment operations:
Net investment loss (1)(6)(10)	(0.21)	(0.06)
Net realized and unrealized gain on investments	2.30	2.18
Total from investment operations	2.09	2.12
Net asset value, end of year/period	$15.28	$13.19
Total return (2)	15.85%	19.15	% (3)
Net assets, end of year/period (000s)	$143,664	$15,385
Ratio of gross expenses to average net assets including interest and dividend expense (5)(7)	1.86%	1.90	% (4)
Ratio of net expenses to average net assets including interest and dividend expense (5)(8)	1.86%	1.90	% (4)
Ratio of net investment loss to average net assets (5)(6)	(1.49)%	(1.34	)% (4)
Portfolio turnover rate	0%	204	% (9)

*	For the period April 30, 2020 (commencement of operations) through August 31, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	1.86%	1.90%

(8)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	1.86%	1.90%

(9)	The portfolio turnover rate is for the entire Fund for the year ended August 31, 2020.

(10)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Global Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	August 31, 2021	August 31, 2020	August 31, 2019*

Net asset value, beginning of year/period	$11.26	$11.07	$10.00
Activity from investment operations:
Net investment loss (1)(6)(10)	(0.24)	(0.02)	(0.16)
Net realized and unrealized gain on investments	1.55	0.98	1.23
Total from investment operations	1.31	0.96	1.07
Less distributions:
From net investment income	(0.02)	—	—
From net realized gains	(0.12)	(0.77)	—
Total distributions	(0.14)	(0.77)	—
Net asset value, end of year/period	$12.43	$11.26	$11.07
Total return (2)	11.76%	8.99%	10.70	% (3)
Net assets, end of year/period (000s)	$30,938	$21,118	$9,961
Ratio of gross expenses to average net assets including interest and dividend expense (5)(7)(9)	2.48%	2.92%	4.96	% (4)
Ratio of net expenses to average net assets including interest and dividend expenses (5)(8)	2.27%	2.25%	3.60	% (4)
Ratio of net investment loss to average net assets (5)(6)	(2.06)%	(0.22)%	(2.45	)% (4)
Portfolio turnover rate	118%	869%	746	% (3)

*	For the period January 15, 2019 (commencement of operations) through August 31, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	2.46%	2.92%	3.61%

(8)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	2.25%	2.25%	2.25%

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(10)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Global Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Advisor Class
	For the	For the Period
	Year Ended	Ended
	August 31, 2021	August 31, 2020*

Net asset value, beginning of year/period	$11.26	$11.05
Activity from investment operations:
Net investment loss (1)(6)(13)	(0.23)	(0.00	) (9)
Net realized and unrealized gain on investments	1.56	0.21
Total from investment operations	1.33	0.21
Less distributions:
From net investment income	(0.02)	—
From net realized gains	(0.12)	—
Total distributions	(0.14)	—
Net asset value, end of year/period	$12.45	$11.26
Total return (2)	11.94%	1.90	% (3)
Net assets, end of year/period (000s)	$6,777	$11	(7)
Ratio of gross expenses to average net assets including interest and dividend expense (5)(8)(11)	2.15%	2.67	% (4)
Ratio of net expenses to average net assets including interest and dividend expense (5)(12)	2.00%	2.00	% (4)
Ratio of net investment loss to average net assets (5)(6)	(1.95)%	(0.00	)% (4)
Portfolio turnover rate	118%	869	% (10)

*	For the period July 15, 2020 (commencement of operations) through August 31, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount is actual; not presented in thousands.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(9)	Amount is less than $0.005.

(10)	The portfolio turnover rate is for the entire Fund for the year ended August 31, 2020.

(11)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	2.15%	2.67%

(12)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	2.00%	2.00%

(13)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Municipal Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class
	For the	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	August 31, 2021	August 31, 2020	August 31, 2019	August 31, 2018	August 31, 2017*

Net asset value, beginning of year/period	$10.06	$10.67	$9.68	$9.85	$10.00
Activity from investment operations:
Net investment income (1)(6)(11)	0.17	0.15	0.15	0.16	0.00	(7)
Net realized and unrealized gain (loss) on investments	0.98	(0.61)	1.00	(0.14)	(0.16)
Total from investment operations	1.15	(0.46)	1.15	0.02	(0.16)
Less distributions:
From net investment income	(0.16)	(0.15)	(0.16)	(0.19)	(0.00	) (7)
Total distributions	(0.16)	(0.15)	(0.16)	(0.19)	(0.00)
Paid-in capital from redemption fees (1)	—	—	—	0.00 (7)	0.01
Net asset value, end of year/period	$11.05	$10.06	$10.67	$9.68	$9.85
Total return (2)	11.52%	(4.35)%	12.02%	0.25%	(1.47	)% (3)
Net assets, end of year/period (000s)	$15,699	$27,098	$18,425	$21,689	$71,063
Ratio of gross expenses to average net assets including interest and dividend expense (5)(8)(10)	2.62%	2.48%	2.67%	2.26%	2.10	% (4)
Ratio of net expenses to average net assets including interest and dividend expenses (5)(9)	2.27%	2.25%	2.35%	2.25%	2.10	% (4)
Ratio of net investment income to average net assets (5)(6)	1.62%	1.47%	1.51%	1.64%	0.02	% (4)
Portfolio turnover rate	13%	153%	183%	298%	366	% (3)

*	For the period September 6, 2016 (commencement of operations) through August 31, 2017.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount is less than $0.005.

(8)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	2.60%	2.48%	2.57%	2.26%	2.10%

(9)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	2.25%	2.25%	2.25%	2.25%	2.10%

(10)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(11)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Municipal Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Advisor Class
	For the	For the Period
	Year Ended	Ended
	August 31, 2021	August 31, 2020*

Net asset value, beginning of year/period	$10.06	$10.06
Activity from investment operations:
Net investment income (1)(6)(13)	0.21	0.00	(9)
Net realized and unrealized gain on investments	0.87	—
Total from investment operations	1.08	—
Less distributions:
From net investment income	(0.10)	—
Total distributions	(0.10)	—
Net asset value, end of year/period	$11.04	$10.06
Total return (2)	10.80%	0.00	% (3)
Net assets, end of year/period (000s)	$1,786	$10	(7)
Ratio of gross expenses to average net assets including interest and dividend expense (5)(8)(11)	2.41%	2.23	% (4)
Ratio of net expenses to average net assets including interest and dividend expense (5)(12)	2.00%	2.00	% (4)
Ratio of net investment income to average net assets (5)(6)	1.91%	0.00	% (4)
Portfolio turnover rate	13%	153	% (10)

*	For the period July 15, 2020 (commencement of operations) through August 31, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount is actual; not presented in thousands.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(9)	Amount is less than $0.005.

(10)	The portfolio turnover rate is for the entire Fund for the year ended August 31, 2020.

(11)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	2.41%	2.23%

(12)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	2.00%	2.00%

(13)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS
August 31, 2021

1.	ORGANIZATION

The Anchor Risk Managed Credit Strategies Fund (“Credit Fund”), Anchor Risk Managed Equity Strategies Fund (“Equity Fund”), Anchor Risk Managed Global Strategies Fund (“Global Fund”) and Anchor Risk Managed Municipal Strategies Fund (“Muni Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Credit Fund, Equity Fund and Muni Fund each have the investment objective to seek to provide total return from income and capital appreciation with a secondary objective of limiting risk during unfavorable market conditions. The Global Fund seeks to achieve above average total returns over a full market cycle with lower correlation and reduced risk when compared to traditional world indices. The Credit Fund commenced operations on September 29, 2015. The Equity Fund and Muni Fund commenced operations on September 6, 2016. The Global Fund commenced operations on January 15, 2019.

Each Fund offers two share classes designated as Institutional Class and Advisor Class. The Investor Class of the Credit Fund converted to the Institutional Class of the Credit Fund on August 1, 2017. The Investor Class of the Equity Fund, Global Fund and Muni Fund were renamed Advisor Class on April 29, 2020. The Advisor Class of the Equity Fund commenced operations on April 30, 2020. The Advisor Class of the Global Fund and Muni Fund commenced operations on July 15, 2020. The Advisor Class of the Credit Fund commenced operations on September 11, 2020. Each class represents an interest in the same assets of each Fund and classes are identical except for differences in their ongoing service and distribution charges. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the respective Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded futures are valued at the final settle price or, in the absence of a sale price, at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2021

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how

Anchor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2021

the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of August 31, 2021 for the Funds’ assets and liabilities measured at fair value:

Credit Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds *	$38,298,900	$—	$—	$38,298,900
Money Market Fund	4,612,609	—	—	4,612,609
Total Investments	$42,911,509	$—	$—	$42,911,509
Derivatives
Futures Contracts **	$93,717	$—	$—	$93,717

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2021

Equity Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds *	$194,010,911	$—	$—	$194,010,911
Money Market Fund	104,189,606	—	—	104,189,606
Total Investments	$298,200,517	$—	$—	$298,200,517
Derivatives
Futures Contracts **	$2,702,785	$—	$—	$2,702,785

Global Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Money Market Fund	$27,567,630	$—	$—	$27,567,630
Total Investments	$27,567,630	$—	$—	$27,567,630
Derivatives
Futures Contracts**	$885,888	$—	$—	$885,888

Municipal Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Closed-End Funds *	$18,674,935	$—	$—	$18,674,935
Money Market Fund	368,454	—	—	368,454
Total Investments	$19,043,389	$—	$—	$19,043,389

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Schedule of Investments for breakout by type.

**	Represents cumulative appreciation (depreciation) on futures contracts at August 31, 2021.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning its underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but have borrowed in anticipation that the market price of that security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. As of August 31, 2021, the Funds had no open short positions.

Futures – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage equity price risk, the Funds may enter into futures contracts. Upon entering into a futures contract with a broker, a Fund is required to deposit, in a segregated account, a specified amount of cash which is classified as “cash deposit” with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation from future contracts” account. Periodically, a Fund may receive from, or pay to the brokers, a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2021

contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year end are listed after each Fund’s Schedule of Investments.

The notional value represents amounts related to each Fund’s futures contracts upon which the fair value of the futures contracts held by the Fund is based. Notional values do not represent the current fair value of the Funds’ futures contracts. Further, the underlying price changes in relation to variables specified by the notional values, affects the fair value of these derivative financial instruments. Theoretically, each Fund’s exposure is equal to the notional value of contracts held. Each Fund’s obligations will generally equal only the amount to be paid or received through a futures contract.

The notional value of the derivative instruments outstanding as of August 31, 2021 as disclosed in each Fund’s Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity.

For the year ended August 31, 2021, the amount of unrealized appreciation (depreciation) and realized gain (loss) on futures contracts subject to equity price risk amounted to the following:

	Statements of		Statements of
	Assets	Statements of	Operations
	Unrealized	Liabilities	Net Change in	Statements of
	Appreciation	Unrealized	Unrealized	Operations Realized
	for Futures	(Depreciation) for	Appreciation on	Gain from Futures
Fund	Contracts *	Futures Contracts *	Futures Contracts #	Contracts #
Credit Fund	$93,717	$—	$93,717	$1,178,655
Equity Fund	2,702,785	—	3,008,997	4,990,911
Global Fund	885,888	—	951,776	3,099,450
Muni Fund	—	—	—	—

#	Such figures can be found on the Statements of Operations.

*	Cumulative unrealized gain (loss) on futures contracts.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and expenses are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared quarterly by the Credit Fund, Equity Fund and Global Fund; and monthly by the Muni Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2021

reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Federal Income Tax – It is each Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended August 31, 2018 to August 31, 2020 or expected to be taken in the Funds’ August 31, 2021 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, state of Ohio, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	CASH – CONCENTRATION IN UNINSURED ACCOUNT

For cash management purposes, the Funds may concentrate cash with the Funds’ custodian and broker. As of August 31, 2021, the Credit Fund and Global Fund held $1,579,060 and $4,040,190, respectively, in cash at U.S. Bank, N.A. for Jefferies. The Credit Fund, Equity Fund, Global Fund and Muni Fund held $4,229,202, $38,687,556, $5,105,782 and $300,000 at Interactive Brokers.

4.	INVESTMENT TRANSACTIONS

For the year ended August 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $264,797,070 and $ 264,667,903 respectively, for the Credit Fund; $0 and $0 respectively, for the Equity Fund; $9,181,870 and $25,887,160, respectively, for the Global Fund and $2,988,620 and $10,059,407, respectively, for the Muni Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Anchor Capital Management Group, Inc. serves as the Funds’ investment adviser (the “Adviser”).

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2021

Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of each Fund’s average daily net assets. For the year ended August 31, 2021, the Funds incurred advisory fees of $734,963 for the Credit Fund; $4,583,551 for the Equity Fund; $489,548 for the Global Fund and $383,922 for the Muni Fund.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least December 31, 2021 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 2.25% of the average daily net assets of each Fund’s Institutional Class shares and 2.00% of the average daily net assets of each Fund’s Advisor Class shares. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. During the year ended August 31, 2021, the Adviser waived fees of $27,523 for Credit Fund, $63,822 for the Global Fund and $84,334 for Muni Fund, which are subject to recapture by the Adviser. As of August 31, 2021, the Adviser has waived fees that can be recouped up to three years from the date incurred as summarized below:

	Expires August	Expires August	Expires August 31,
	31, 2022	31, 2023	2024
Credit Fund	$52,828	$40,107	$27,523
Global Fund	76,235	101,864	63,822
Muni Fund	69,495	57,485	84,334

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Institutional Class Shares may pay up to 0.25% of their average daily net assets to pay for certain distribution activities and shareholder services. No distribution fees are paid on the Advisor Class Shares. For the year ended August 31, 2021, $109,717, $528,431, $71,453, and $57,292 was incurred under the Plan for the Credit Fund, the Equity Fund, the Global Fund, and the Muni Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended August 31, 2021 the Distributor did not receive any underwriting commissions for sales of the Funds’ shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, each Fund pays GFS customary fees for providing administration, fund

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2021

accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Funds for federal income tax purposes and the respective gross unrealized appreciation and depreciation at August 31, 2021 were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Credit Fund	$42,761,872	$215,550	$(65,913)	$149,637
Equity Fund	213,836,823	89,494,450	(5,130,756)	$84,363,694
Global Fund	27,567,630	—	—	$—
Muni Fund	16,793,445	2,249,944	—	$2,249,944

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 was as follows:

For the year ended August 31, 2021:

	Ordinary	Long-Term	Exempt	Return of
	Income	Capital Gains	Income	Capital	Total
Credit Fund	$701,309	$2,213	$—	$—	$703,522
Equity Fund	—	—	—	—	—
Global Fund	348,367	688,691	—	—	1,037,058
Muni Fund	6,345	—	368,124	—	374,469

For the year ended August 31, 2020:

	Ordinary	Long-Term	Exempt	Return of
	Income	Capital Gains	Income	Capital	Total
Credit Fund	$545,344	$—	$—	$16,249	$561,593
Equity Fund	13,921,177	1,027,209	—	—	14,948,386
Global Fund	942,628	—	—	—	942,628
Muni Fund	15,217	—	333,842	—	349,059

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2021

As of August 31, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation	Accumulated
	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Credit Fund	$—	$244,628	$955,050	$—	$—	$(1,503)	$149,637	$1,347,812
Equity Fund	—	—	—	(3,532,557)	—	—	84,363,694	80,831,137
Global Fund	—	634,284	3,747,364	—	—	—	—	4,381,648
Muni Fund	50,467	—	—	—	(2,970,090)	—	2,249,944	(669,679)

The difference between book basis and tax basis accumulated net investment income (loss), accumulated net realized gain(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open futures contracts. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on the unamortized portion of organization expenses for tax purposes.

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The table below shows equalization amounts which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the year ended August 31, 2021. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Equalization
Portfolio	Utilized
Credit Fund	$2,213
Equity Fund	—
Global Fund	688,691
Muni Fund	—

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Credit Fund	$—
Equity Fund	3,532,557
Global Fund	—
Muni Fund	—

On August 31, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carryforwards utilized as follows:

Carry Forward
	Short-Term	Long-Term	Total	Utilized
Credit Fund	$—	$—	$—	$—
Equity Fund	—	—	—	—
Global Fund	—	—	—	—
Muni Fund	2,970,090	—	2,970,090	426,808

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2021

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and equalization debits, resulted in reclassifications for the Funds for the year ended August 31, 2021 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses)
Credit Fund	$2,213	$(2,213)
Equity Fund	(595,830)	595,830
Global Fund	688,691	(688,691)
Muni Fund	—	—

8.	LINE OF CREDIT

The Funds may borrow to meet repurchase requests. The Funds are required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. The Funds had entered into a line of credit (“LOC”) agreement with MUFG Union Bank, N.A. (“MUFG”), which permits the Funds to borrow at a rate, per annum, equal to 3.25%. The Funds did not borrow from MUFG in the period September 1, 2020 to August 2, 2021. On August 2, 2021, the LOC was assigned to U.S. Bank as a result of its acquisition of MUFG but only for the Credit Fund and Muni Fund and at a rate, per annum, equal to the prime rate. During the year ended August 31, 2021, the Muni Fund incurred $285 of interest expense which is included in margin interest expense on the Statements of Operations. Average borrowings and the average interest rate for the days the LOC was outstanding during the year ended August 31, 2021 were $630,400 and 3.25%, respectively. The largest amount outstanding during the year ended August 31, 2021 was $1,566,000. The Credit Fund did not utilize this joint uncommitted facility of $5,000,000 during the year ended August 31, 2021. The LOC expires on August 1, 2022.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds listed below currently invest a portion of their assets in the corresponding investment companies. Each Fund may redeem its investment from the investment companies at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Funds will be directly affected by the performance of these investment companies. The financial statements of these investment companies, including their portfolios of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements.

		Percentage of Net
Fund	Investment	Assets
Credit Fund	iShares iBoxx High Yield Corporate Bond ETF	39.0%
	SPDR Bloomberg Barclays High Yield Bond ETF	41.7%
Equity Fund	Invesco QQQ Trust Series 1	46.4%
	First American Government Obligations Fund, Class X	32.5%
Global Fund	First American Government Obligations Fund, Class X	73.1%

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invests in addition to the Funds’ direct fees and expenses.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2021

10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2021, TD Ameritrade Inc., an account holding shares for the benefit of others in nominee name, held approximately 79%, 48%, 76% and 79% of the voting securities for the Credit Fund, the Equity Fund, the Global Fund and the Muni Fund, respectively. The Funds have no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of any Fund.

11.	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust IV

and the Shareholders of Anchor Risk Managed Credit Strategies Fund,

Anchor Risk Managed Equity Strategies Fund, Anchor Risk Managed Global Strategies Fund,

and Anchor Risk Managed Municipal Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Anchor Risk Managed Credit Strategies Fund, Anchor Risk Managed Equity Strategies Fund, Anchor Risk Managed Global Strategies Fund, and Anchor Risk Managed Municipal Strategies Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust IV (the “Funds”), including the portfolios of investments, as of August 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
Anchor Risk Managed Credit Strategies Fund

Institutional Class financial highlights for each of the years in the five-year period ended August 31, 2021

Advisor Class financial highlights for the period September 11, 2020 (commencement of operations) through August 31, 2021

Anchor Risk Managed Equity Strategies Fund

Institutional Class financial highlights for each of the years in the four-year period ended August 31, 2021 and for the period from September 6, 2016 (commencement of operations) through August 31, 2017

Advisor Class financial highlights for the year ended August 31, 2021 and for the period from April 30, 2020 (commencement of operations) through August 31, 2020

Anchor Risk Managed Global Strategies Fund

Institutional Class financial highlights for each of the years in the two-year period ended August 31, 2021 and for the period from January 15, 2019 (commencement of operations) through August 31, 2019

Advisor Class financial highlights for the year ended August 31, 2021 and for the period from July 15, 2020 (commencement of operations) through August 31, 2020

Anchor Risk Managed Municipal Strategies Fund

Institutional Class financial highlights for each of the years in the four-year period ended August 31, 2021 and for the period from September 6, 2016 (commencement of operations) through August 31, 2017

Advisor Class financial highlights for the year ended August 31, 2021 and for period from July 15, 2020 (commencement of operations) through August 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust IV since 2015.

Philadelphia, Pennsylvania

October 26, 2021

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2021

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

8/31/21 - NLFT IV_v1

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2021

Officers

Name and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of August 31, 2021, the Trust was comprised of 23 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-594-1226.

8/31/21 - NLFT IV_v1

Anchor Funds
EXPENSE EXAMPLES (Unaudited)
August 31, 2021

As a shareholder of the Funds you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Annualized Expense Ratio	Expenses* Paid During Period 3/1/21 – 8/31/21
Actual
Anchor Risk Managed Credit Strategies Fund-Advisor Class	$1,000.00	$1,035.40	2.41%	$12.37
Anchor Risk Managed Credit Strategies Fund-Institutional Class	$1,000.00	$1,034.50	2.65%	$13.59
Anchor Risk Managed Equity Strategies Fund-Advisor Class	$1,000.00	$1,149.70	1.88%	$10.21
Anchor Risk Managed Equity Strategies Fund-Institutional Class	$1,000.00	$1,147.70	2.10%	$11.39
Anchor Risk Managed Global Strategies Fund-Advisor Class	$1,000.00	$1,121.60	2.02%	$10.79
Anchor Risk Managed Global Strategies Fund-Institutional Class	$1,000.00	$1,120.80	2.25%	$12,03
Anchor Risk Managed Municipal Strategies Fund-Advisor Class	$1,000.00	$1,082.30	2.01%	$10.56
Anchor Risk Managed Municipal Strategies Fund-Institutional Class	$1,000.00	$1,083.80	2.26%	$11.89

Anchor Funds
EXPENSE EXAMPLES (Unaudited) (Continued)
August 31, 2021

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Annualized Expense Ratio	Expenses* Paid During Period 3/1/21 – 8/31/21
Hypothetical (5% return before expenses)
Anchor Risk Managed Credit Strategies Fund-Advisor Class	$1,000.00	$1,013.05	2.41%	$12.24
Anchor Risk Managed Credit Strategies Fund-Institutional Class	$1,000.00	$1,011.85	2.65%	$13.44
Anchor Risk Managed Equity Strategies Fund-Advisor Class	$1,000.00	$1,015.71	1.88%	$9.57
Anchor Risk Managed Equity Strategies Fund-Institutional Class	$1,000.00	$1,014.60	2.10%	$10.69
Anchor Risk Managed Global Strategies Fund-Advisor Class	$1,000.00	$1,015.03	2.02%	$10.25
Anchor Risk Managed Global Strategies Fund-Institutional Class	$1,000.00	$1,013.86	2.25%	$11.42
Anchor Risk Managed Municipal Strategies Fund-Advisor Class	$1,000.00	$1,015.06	2.01%	$10.22
Anchor Risk Managed Municipal Strategies Fund-Institutional Class	$1,000.00	$1,013.79	2.26%	$11.49

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Renewal of the Investment Advisory Agreement with Anchor Capital Management Group, Inc. and the Trust, with respect to the Anchor Funds

In connection with the Meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”), held on July 19-20, 2021, the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of an investment advisory agreement (the “ACMG Advisory Agreement”) between Anchor Capital Management Group, Inc. (“ACMG”) and the Trust, with respect to Anchor Risk Managed Credit Strategies Fund (“ARMC”), Anchor Risk Managed Equity Strategies Fund (“ARME”), Anchor Risk Managed Global Strategies (“ARMG”) and Anchor Risk Managed Municipal Strategies Fund (“ARMM”) (collectively, the “Anchor Funds”). In considering the renewal of the ACMG Advisory Agreement, the Trustees received materials specifically relating to the ACMG Advisory Agreement in advance of the Meeting.

The Trustees reviewed and discussed those materials and deliberated on the renewal of the ACMG Advisory Agreement. The Trustees relied upon the advice of independent legal counsel, its own business judgment and factors that evolved from a number of advisory fee court cases when evaluating the ACMG Advisory Agreement and the weight to be given to each such factor. There was a discussion about how certain entries in ACMG’s financial statements, including how allocations of compensation to ACMG executives should be viewed when looking at an advisory firm’s expenses. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the ACMG Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by ACMG related to the proposed renewal of the ACMG Advisory Agreement with respect to each of the Anchor Funds, including a description of the manner in which investment decisions were made and executed, a review of the personnel performing services for each of the Anchor Funds, including the individuals that primarily monitor and execute the investment process and noted no changes to the key personnel. The Trustees discussed the extent of the research capabilities, the quality of ACMG’s compliance infrastructure and the experience of its investment advisory personnel. The Trustees noted that ACMG was an experienced investment adviser with seasoned senior management and that the performance of the Anchor Funds supported the quality and experience of the staff. The Trustees reviewed the information provided on the practices for monitoring compliance with Anchor Funds’ investment limitations and discussed ACMG’s compliance program with the CCO of the Trust. The Trustees noted that the CCO of the Trust continued to represent that ACMG’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Trustees then reviewed the capitalization of ACMG based on financial information provided by and representations made by ACMG and concluded that ACMG was sufficiently well-capitalized. The Trustees concluded that ACMG had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the ACMG Advisory Agreement with respect to each Anchor Fund and that the nature, overall quality and extent of the management services to be provided to each Anchor Fund by ACMG were satisfactory.

Performance.

ARMC. The Trustees discussed the report prepared by Broadridge and reviewed ARMC’s performance as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one year, three year, five-year and since inception periods ended April 30, 2021. The Trustees noted that ARMC under-performed its Morningstar category median and peer group for the one and five-year periods. The Trustees noted for the three-year and since inception periods, ARMC outperformed its benchmark but underperformed its Morningstar category median and benchmark. The Trustees concluded ARMC’s performance was satisfactory.

ARME. The Trustees discussed the report prepared by Broadridge and reviewed ARME’s performance as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one year and since inception periods ended April 30, 2021. The Trustees noted that ARME outperformed its Morningstar category median and Broadridge peer group median for each period, noting ARME ranked first in its peer group for the three year and since inception periods and in the first quartile for its category for the three-year and since inception periods. The Trustees concluded ARME’s performance was satisfactory.

ARMG. The Trustees discussed the report prepared by Broadridge and reviewed ARMG’s performance as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one year and since and since inception periods ended April 30, 2021. The Trustees noted that ARMG underperformed its Morningstar category median and Broadridge peer group median for the one -year period but was in line with its peer group median and outperformed its Morningstar category median for the since inception period. The Trustees concluded ARMG’s performance was satisfactory.

ARMM. The Trustees discussed the report prepared by Broadridge and reviewed ARMM’s performance as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended April 30, 2021. The Trustees noted that ARMM outperformed its peer group median and benchmark and underperformed its Morningstar category median for the one-year period. The Trustees noted ARMM underperformed its Morningstar category median and was in line with its peer group median for the three-year period. For the period since inception, the Trustees noted that ARMM was in line with its peer group median and underperformed its Morningstar category median and its benchmark index. The Trustees concluded ARMM’s performance was not unsatisfactory.

Fees and Expenses.

ARMC: As to the costs of the services to be provided by ACMG, the Trustees discussed the comparison of advisory fees and total operating expense data as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Trustees noted the advisory fee of 1.60% was higher than the peer group median and the Morningstar category median. The Trustees reviewed the contractual arrangements for ARMC, which stated that ACMG had agreed to waive or limit its advisory fee and/or reimburse expenses, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00% and 2.25% of ARMC’s average net assets for Advisor Class shares and Institutional Class shares, respectively. The Trustees found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group median and the Morningstar category median, but not the highest in its peer group. The Trustees considered that the Adviser’s assertion that the Fund’s net expense ratio includes expenses that contribute to a higher expense ratio relative to certain of the ACMG’s peers which do not use a fund of funds structure. After further consideration, it was the consensus of the trustees that, based on ACMG’s experience and expertise, and the services to be provided by ACMG to ARMC, the advisory fee to be charged by ACMG to ARMC was not unreasonable.

ARME. As to the costs of the services to be provided by ACMG. the Trustees discussed the comparison of advisory fees and total operating expense data as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Trustees noted the advisory fee of 1.60% was higher than the peer group median and the Morningstar category median but not the highest in the category. The Trustees reviewed the contractual arrangements for ARME, which stated that ACMG had agreed to waive or limit its advisory fee and/or reimburse expenses, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00% and 2.25% of ARME’s average net assets for Advisor Class shares and Institutional Class shares, respectively. The Trustees found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group median and the Morningstar category median but not the highest in the category or peer group. The Trustees considered that the Adviser’s assertion that the Fund’s net expense ratio includes expenses that contribute to a higher expense ratio relative to certain of the ACME’s peers which do not use a fund of funds structure. After further consideration, it was the consensus of the Trustees that, based on ACMG’s experience and expertise, and the services to be provided by ACMG to ARME, the advisory fee to be charged by ACMG to ARME was not unreasonable.

ARMG. As to the costs of the services to be provided by ACMG the Trustees discussed the comparison of advisory fees and total operating expense data as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Trustees noted the advisory fee of 1.60% was higher than the peer group median and the Morningstar category median but not the highest in the category. The Trustees reviewed the contractual arrangements for ARMG, which stated that ACMG had agreed to waive or limit its advisory fee and/or reimburse expenses, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00% and 2.25% of ARMG’s average net assets for Advisor Class shares and Institutional Class shares, respectively. The Trustees found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group median and the Morningstar category median but not the highest in the category. The Trustees considered that the Adviser’s assertion that the Fund’s net expense ratio includes expenses that contribute to a higher expense ratio relative to certain of the ARMG’s peers which do not use a fund of funds structure. After further consideration, it was the consensus of the Trustees that, based on ACMG’s experience and expertise, and the services to be provided by ACMG to ARMG, the advisory fee to be charged by ACMG to ARMG was not unreasonable.

ARMM. As to the costs of the services to be provided by ACMG, the Trustees discussed the comparison of advisory fees and total operating expense data as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Trustees noted the advisory fee of 1.60% was higher than the peer group median and the Morningstar category median. The Trustees reviewed the contractual arrangements for ARMM, which stated that ACMG had agreed to waive or limit its advisory fee and/or reimburse expenses, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00% and 2.25% of ARMM’s average net assets for Advisor Class shares and Institutional Class shares, respectively. The Trustees found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group median and the Morningstar category median. The Trustees considered that the Adviser’s assertion that the Fund’s net expense ratio includes expenses that contribute to a higher expense ratio relative to certain of the ARMM’s peers which do not use a fund of funds structure. After further consideration, it was the consensus of the Trustees that, based on ACMG’s experience and expertise, and the services to be provided by ACMG to ARMM, the advisory fee to be charged by ACMG to ARMM was not unreasonable.

Profitability.

ARMC, ARME, ARMG and ARMM: The Trustees considered the level of profits that could be expected to accrue to ACMG with respect to each Anchor Fund based on profitability reports and profitability analyses provided by ACMG with respect to each Anchor Fund. The Trustees found that ACMG realized a small net profit from the ACMG Advisory agreement. The Trustees also reviewed the selected financial information of ACMG provided by ACMG. After review and discussion, the Trustees concluded that the anticipated profit from ACMG’s relationship with each of the Anchor Funds was not excessive.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the management of each Anchor Fund. They noted that the adviser had indicated its willingness to discuss the matter of considering breakpoints with the Trustees as each Anchor Fund grows and anticipated realizing economies of scale once each Anchor Fund reached greater assets. The Trustees agreed that the absence of breakpoints at this time was acceptable.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the ACMG Advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fees were not unreasonable and that renewal of the ACMG Advisory Agreement was in the best interests of the shareholders of ARMC, ARME, ARMG and ARMM.

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended August 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-844-594-1226 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-594-1226.

ADVISER
Anchor Capital Management Group, Inc.
15 Enterprise, Suite 450
Aliso Viejo, CA 92656

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

ANCHOR-AR21

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 – $48,800

2020 – $48,800

(b)	Audit-Related Fees

2021 – None

2020 – None

(c)	Tax Fees

2021 – $10,000

2020 – $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $10,000

2020 - $10,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/2/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/2/21

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 11/2/21